UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

BALTIMORE GAS AND ELECTRIC COMPANY

Exact name of registrant as specified in its charter

1-1910	MARYLAND	52-0280210
Commission File Number	(State or Other Jurisdiction of Incorporation)	IRS Employer Identification No.

2 CENTER PLAZA, 110 WEST FAYETTE STREET BALTIMORE, MARYLAND	21201
(Address of principal executive office)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 16, 2011, Baltimore Gas and Electric Company (Company) sold $300 million principal amount of its 3.50% Notes due November 15, 2021 (Notes). The Notes were registered under the Securities Act of 1933 pursuant to Registration Statement No. 333-157637-01. This Current Report on Form 8-K is being filed to report as exhibits certain documents executed in connection with the sale of the Notes.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4(a)	Indenture dated as of July 24, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Notes (incorporated by referenced from Registration Statement No. 333-135991, Exhibit 4(b)).

4(b)	Officers’ Certificate, dated November 16, 2011, establishing the Notes, with the form of Notes attached thereto.

5(a)	Opinion and Consent of Company Counsel, dated November 16, 2011.

5(b)	Opinion and Consent of Morgan, Lewis & Bockius LLP, dated November 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	November 16, 2011	/s/ Sean J. Klein
Sean J. Klein
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4(b)	Officers’ Certificate, dated November 16, 2011, establishing the Notes, with the form of Notes attached thereto.

5(a)	Opinion and Consent of Company Counsel, dated November 16, 2011.

5(b)	Opinion and Consent of Morgan, Lewis & Bockius LLP, dated November 16, 2011.

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